SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 22, 2004

HANCOCK HOLDING COMPANY

(Exact name of registrant as specified in its charter)

      Mississippi                 0-13089                  64-0169065
-------------------------    --------------------     -----------------------------
     (State or other            (Commission File         (I.R.S. Employer
     jurisdiction of               Number)                 Identification Number)
     incorporation)

                           One Hancock Plaza, 2510 14th Street,
                               Gulfport, Mississippi                 39501
              ------------------------------------------------------------------
              (Address of principal executive offices)              (Zip code)

                                  (228) 868-4000
              ------------------------------------------------------------------
                        (Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01.  Entry into a Material Definitive Agreement.  On December 22,
2004 Hancock Holding Company (the "Company") entered into a Bonus and Deferred
Compensation Agreement with George A. Schloegel, the Company's Chief Executive
Officer.  In connection therewith, the Company entered into a Cancellation
Agreement terminating Mr. Schloegel's prior Split Dollar Arrangement.  The
Agreement is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

             (c)  Exhibits.

                      99.1   Bonus and Deferred Compensation Agreement between
                             Hancock Holding Company and George A. Schloegel.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 27, 2004
                                     HANCOCK HOLDING COMPANY
                                     (Registrant)

                                     By:   /s/ Paul D. Guichet
                                        --------------------------------
                                           Paul D. Guichet
                                           Vice President
                                           Investor Relations

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                                Exhibit 99.1 to Hancock Holding Company Form 8-K

                                              HANCOCK HOLDING COMPANY
                                     BONUS AND DEFERRED COMPENSATION AGREEMENT
                                                George A. Schloegel

         This Bonus and Deferred Compensation  Agreement (the "Agreement"),  is made and entered into this 22nd day of December,  2004, by and between Hancock Holding Company, a corporation  organized and existing under the laws of the State of Mississippi (the  "Company"),  and George A. Schloegel  ("Schloegel"),  to be effective as of the date hereof (the "Effective Date").

1.       Purpose and Intent:

         It is the intent of the parties that this  Agreement  shall be  considered  an  arrangement  maintained to provide supplemental  compensation and retirement income for the benefit of Schloegel,  who is a member of a select group of key management  employees of the Company  within the meaning of the Employee  Retirement  Income  Security
Act of 1974, as amended  ("ERISA").  As such,  this  Agreement is not intended to  constitute  an employee  benefit plan that is subject to the  provisions of Parts 2, 3 and 4 of Title I of ERISA.  In  accordance  with such intent, any  obligation  of the Company  hereunder  shall be deemed an  unsecured  promise,  and any right of  Schloegel to enforce  such  obligation  shall be  solely  as a  general  creditor  of the  Company.  This  Plan is  intended  to constitute a payroll practice during the term of Schloegel's  employment and a nonqualified  deferred  compensation plan thereafter.

2.       Payments:

         2.1      Continuing  Payments.  Subject  to the  satisfaction  of the  payment  contingency  set  forth in
                  Section 4  hereof,  the  Company  shall  provide  to  Schloegel  the sum  equal to  $63,500  (the
                  "Continuing  Payment"),  which amount shall be paid annually in the form of a single-sum  payment not later than the first  business day of the second  calendar  quarter  during the Payment Term.
                  For purposes of this Section 2, the "Payment  Term" shall  commence as of the Effective  Date and shall end as of the earlier of (a) 10 years  after the  Effective  Date,  or (b) the later of the date on which Schloegel or his spouse shall die.

         2.2      Continuing  Tax  Payments.  The Company  shall pay to Schloegel an  additional  amount such that, after the  payment  by  Schloegel  of all  income and  employment  taxes due with  respect to the
                  Continuing  Payment,  there  remains  a  balance  equal  to the  amount  of  such  payment  (such additional  amount referred to herein as the  "Continuing  Tax Payment").  Schloegel shall submit annually to the Company a request for the amount of the  Continuing  Tax Payment,  together  with supporting  documentation.  If Schloegel  and the Company agree as to the amount of such payment, the  Company  shall  make  payment  not later  than 30 days after  receipt  of the  request  from
                  Schloegel.  If the Company and  Schloegel  disagree as to the  determination  of such amount,  an independent  public  accounting  firm agreed upon by  Schloegel  and the Company  shall make such determination.

         2.3      Initial Tax Payment.  The Company  shall pay to Schloegel an amount such that,  after the payment by Schloegel of all income and  employment  taxes with  respect to such amount,  there  remains a balance equal to any income and  employment  taxes due by Schloegel on account of the release and cancellation  by  the  Company  of  those  certain  collateral  assignments,  all as  more  fully described  in Section 2 of that  certain  Cancellation  Agreement  by and  between  the  Company,
                  Schloegel and Hancock Bank,  in its capacity as the trustee of that certain  George A.  Schloegel
                  Life Insurance  Trust U/A dated February 13, 1991 (the "Trust") (the  "Cancellation  Agreement"),
                  which  agreement  is  attached  hereto as Exhibit A.  Schloegel  shall  submit to the Company his determination  of the amount to be paid  hereunder,  together with supporting  documentation.  If
                  Schloegel  and the Company  agree as to such amount,  the Company shall make payment to Schloegel not later than 60 days after receipt of Schloegel's  determination.  If Schloegel and the Company disagree as to the  determination of such amount,  an independent  public  accounting firm agreed upon by Schloegel and the Company shall make such determination.

         2.4      Payments to  Beneficiaries.  If  Schloegel  shall die during the  Payment  Term,  any  Continuing
                  Payments  remaining to be paid  hereunder  shall be made to his spouse,  at such time and in such amount  and  manner  as set forth  above.  If and to the  extent  any such  payment  is deemed to constitute  income in respect of a decedent  within the  meaning of Section  691 of the  Internal
                  Revenue Code of 1986, as amended,  the Company shall make an additional  Continuing  Tax Payment, calculated in the manner described in Section 2.2 hereof.

3.       General Provisions:

         3.1      Protection  Against  Assignment.  Neither  Schloegel  nor his spouse  shall  possess any power or right to  transfer,  assign,  anticipate,  hypothecate,  mortgage,  commute,  modify or otherwise encumber the right to receive the amounts  provided for in this Agreement,  nor shall any portion of the amounts payable  hereunder be subject to seizure for the payment of any debts,  judgments, alimony  or  separate  maintenance  owed by  Schloegel  or his  spouse.  Any  attempt  to assign, commute,  hypothecate,  transfer or dispose of all or any portion of the amounts  provided for in this Agreement shall be void.

         3.2      Successors.  This  Agreement  shall be  binding  upon the  parties  hereto,  including  their  successors, beneficiary(ies), heirs and personal representatives.

         3.3      Effect on Other  Compensation  and Benefits.  Nothing  contained in this Agreement  shall affect the right of  Schloegel  to  participate  in or be  covered  by  any  qualified  or  nonqualified  pension, profit-sharing,  bonus or other compensation  plan, policy or arrangement  offered by the Company for the benefit of its employees or its similarly situated executives and/or officers.

         3.4      Headings.  Headings in this  Agreement are inserted for reference  and  convenience  only and shall not be deemed a part of this Agreement.

         3.5      Applicable  Law. The  validity  and  interpretation  of this  Agreement  shall be governed by the internal laws of the State of Mississippi, without regard to the conflicts of law provisions thereof.

         3.6      Employment  Rights.  This Agreement  shall not be deemed to confer upon Schloegel any right to continue in the employ of the Company for any period or any right to  continue  employment  at his present or any other rate of compensation.

         3.7      Entire  Agreement.  Subject to the terms of the  Cancellation  Agreement,  this Agreement  constitutes the entire  agreement  between  Schloegel  and the Company and is  intended  to  supersede  all prior written or oral understandings with respect to the subject matter hereof.

         3.8      Funding.  Payments  hereunder  shall be made from the general assets of the Company;  the Company shall have no obligation to fund its  obligations  hereunder or to otherwise set aside or earmark any asset for the payment of the amounts described herein.

4.       Payment Contingency:

         Schloegel  acknowledges  that  payment of the amounts  described  in Section 2 hereof  shall be  expressly contingent  upon the  termination of that certain Split Dollar  Insurance  Agreement by and between the Company and the Trust,  such  agreement  dated May 11,  2000,  and the  termination  of that  certain  Split  Dollar  Insurance
Agreement  dated  November  15,  2001,  by and  between  the Company  and the Trust,  such  termination  to be made substantially  in the form of the Cancellation  Agreement as of the Effective Date.  Schloegel agrees that he shall use his best efforts to cause the trustee of the Trust to execute such agreement and such  additional  documents as may be reasonably requested by the Company in connection therewith.

5.       Amendment and Termination:

         Except as expressly provided herein,  this Agreement shall be amended only by written instrument  executed by the parties  hereto;  provided that the Company  shall possess the authority to make any such  amendments as are reasonably  necessary to ensure that payments  hereunder are made in compliance with the provisions of Section 409A of the Internal  Revenue  Code of 1986,  as amended.  This  Agreement  shall  terminate as of the date on which all payments  hereunder  have been made or the  obligations  of the Company under this  Agreement  have  otherwise been satisfied.

6.       Taxes:

         Schloegel  (including his  beneficiaries,  heirs and assigns) shall be solely  responsible for the payment of all  income and  employment  taxes due with  respect  to amounts  paid  hereunder.  As a  condition  of any such payment,  the Company  shall be entitled to withhold  such income and  employment  taxes as it deems  necessary and appropriate.

         This Bonus and Deferred Compensation Agreement shall be executed in multiple  counterparts,  each of which shall be deemed an original, as of the date first written above.

George A. Schloegel                                           Hancock Holding Company

/s/ George A. Schloegel                                       By:   /s/ Carl J. Chaney
-------------------------------                                   -------------------------------------

/s/ Peggy W. Schloegel                                        Its:  EVP & CFO
-------------------------------                                   -------------------------------------

Reviewed and Accepted by Hancock Bank, in
its Capacity as Trustee of the George A. Scholegel
Life Insurance Trust U/A dated February 13, 1991

By:    /s/ Clifton J. Saik
      --------------------------------------

Its:  Senior Vice President & Trust Officer
      --------------------------------------

                                                                                                         Appendix A

                                              HANCOCK HOLDING COMPANY
                                              CANCELLATION AGREEMENT

         This Cancellation Agreement (the "Agreement") is made and entered into by and between Hancock Holding
Company, a corporation organized and existing under the laws of the State of Mississippi (the "Company"), Hancock
Bank, in its capacity as the trustee of that certain George A. Schloegel Life Insurance Trust U/A dated February
13, 1991 (the "Trustee"), and George A. Schloegel ("Schloegel"), to be effective as of December 22, 2004 (the
"Effective Date").

1.       Termination of Split Dollar Arrangements:

         By execution below, the Trustee agrees to the termination of that certain Split Dollar Insurance
Agreement by and between the Company and the Trustee dated May 11, 2000, and that certain Split Dollar Insurance
Agreement between the Company and the Trustee dated November 15, 2001 (collectively, the "Split Dollar
Agreements"). The Trustee acknowledges that such termination shall be effective as of the Effective Date and waives any notice of cancellation to which it may be entitled under the terms of the Split Dollar Agreements.

         In connection therewith, the Trustee hereby assigns all of its right, title and interest in the following policies of insurance to the Company, each of which was issued in connection with the Split Dollar
Agreements (collectively, the "Policies"):

                Insurer                          Policy Number               Insured                 Owner
               ---------                        ---------------            ---------                -------

Hartford Life and Annuity Insurance Company       UO1791881             George A. Schloegel         Trustee

The Manufacturer's Life Insurance Company         58950726              George A. Schloegel         Trustee

Lincoln National Life Insurance Company           7132282               George A. Schloegel         Trustee

The Manufacturer's Life Insurance Company         58874884              George A. Schloegel         Trustee

Lincoln National Life Insurance Company           7110275               George A. Schloegel         Trustee

The Trustee further agrees to promptly take all actions reasonably requested by the Company to assign ownership of the Policies, in full, to the Company, including, without limitation, the execution of such additional documents as the Company may reasonably request.

2.       Cancellation of Collateral Assignments:

         By execution below and in consideration of the termination of the Split Dollar Agreements and the assignment of the Policies to the Company, the Company agrees to the release and cancellation of those certain collateral assignments executed by the Trustee in favor of the Company, each with respect to the Policies, such release and cancellation to be effective as of the Effective Date.  The Company agrees to promptly take such additional actions as may be reasonably requested by the Trustee to evidence such release and cancellation.

                                                                                                         Appendix A

3.       Waiver of Claims and Rights:

         By execution below and subject to completion of the obligations and transactions contemplated under the provisions of Sections 1 and 2 hereof, each of the parties hereto waives all of their/its respective rights, benefits, and claims arising under the terms of the Split Dollar Agreements and any form ancillary thereto.

4.       General Provisions:

         4.1      Successors.  This Agreement shall be binding upon the parties hereto, including their successors, beneficiary(ies), heirs and personal representatives.

         4.2      Effect on Other Compensation and Benefits.  Nothing contained in this Agreement shall affect the right of Schloegel to participate in or be covered by any qualified or nonqualified pension, profit-sharing, bonus or other compensation plan, policy or arrangement offered by the
                  Company for the benefit of its employees or its similarly situated executives and/or officers.

         4.3      Headings.  Headings in this Agreement are inserted for reference and convenience only and shall not be deemed a part of this Agreement.

         4.4      Applicable Law.  The validity and interpretation of this Agreement shall be governed by the internal laws of the State of Mississippi, without regard to the conflicts of law provisions thereof.

         4.5      Entire Agreement.  Subject to the terms of that certain Bonus and Deferred Compensation
                  Agreement dated the date hereof between the Company and Schloegel, this Agreement constitutes the entire agreement between the parties hereto and is intended to supersede all prior written or oral understandings with respect to the subject matter hereof.

         4.6      Taxes.   Each of the parties hereto agrees that it shall be solely responsible for the payment of its taxes attributable to the consummation of the transactions contemplated under this
                  Cancellation Agreement.

         4.7      No Advice.  Each of the Trust and Schloegel acknowledge that they have not received advice from the Company concerning the execution of this Cancellation Agreement and that they have sought legal counsel or determined that such counsel is not required.

                                                                                                         Appendix A

         This Cancellation Agreement shall be executed in multiple counterparts, each of which shall be deemed an original, as of the dates set forth below.

Hancock Bank, in its Capacity as Trustee of
the George A. Schloegel Life Insurance Trust
U/A, dated February 13, 1991                         Hancock Holding Company

By:    /s/ Clifton J. Saik                           By:  /s/ Carl J. Chaney
    ---------------------------------------              ----------------------------------------

Its:  Senior Vice President & Trust Officer          Its:  EVP & CFO
     --------------------------------------              ----------------------------------------

Date: 12/22/04                                       Date: 12/22/04
     --------------------------------------              ----------------------------------------

George A. Schloegel

/s/ George A. Schloegel
-------------------------------------------

/s/ Peggy W. Schloegel
-------------------------------------------

Date:  12/22/04
      ----------------------